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                                                                  EXHIBIT 10.13

SUBSCRIPTION AGREEMENT
Protarga, Inc.                       PLEASE COMPLETE TWO COPIES OF THIS DOCUMENT
1100 E. Hector St. - Suite 450       BY TYPING OR PRINTING USING BLACK INK ONLY.
Conshohocken, PA 19428



Attention: Robert Dickey IV, Vice President, Finance and Chief Financial Officer

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NUMBER OF SHARES SUBSCRIBED FOR:                                           62,500

 TOTAL PRICE OF SHARES SUBSCRIBED FOR (@ $80.00 PER SHARE):             $ 5,000,000
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A CHECK FOR THE ABOVE AMOUNT IS ENCLOSED, PAYABLE TO PROTARGA, INC.

I (the "Subscriber") hereby subscribe for the number of shares shown above (the
"Shares") of Series D Convertible Preferred Stock, $0.001 par value (the
"Preferred Stock"), of Protarga, Inc. (the "Company") on the terms described in the Memorandum (defined in Paragraph 2). I understand that the Shares are being offered by the Company in connection with a private placement (the "Private
Placement") only to accredited investors as defined in Regulation D under the Securities Act of 1933, as amended (the "Act"). I understand that, in order to purchase Shares, I must satisfy one of the criteria for an accredited investor as set forth in Paragraph 5(viii) of this Subscription Agreement.

In consideration for the acceptance by the Company of this Subscription
Agreement, I hereby agree, represent and warrant as follows:

1. PAYMENT. Simultaneously with the execution and delivery of two counterparts of this Subscription Agreement executed by me, I am delivering to the Company the amount set forth above as the purchase price of the Shares for which I have subscribed, in the form of a check payable to Protarga, Inc. The foregoing shall be sent to the Company by hand delivery to an officer of the Company, by Express
Mail or by overnight courier service.

If this subscription is accepted by the Company, two copies of this Subscription
Agreement will be executed by the Company, one copy of which will be retained by the Company and the remaining copy of which will be delivered to me together with a stock certificate representing the Shares. I understand that my subscription may be not be accepted by the Company, in which event the funds which accompany this Subscription Agreement will be returned promptly (without interest or deductions) together with both copies of this Subscription
Agreement.

2. RECEIPT OF MEMORANDUM. I hereby acknowledge receipt of a copy of the Confidential Private Placement Memorandum dated October 1999, including all exhibits thereto (the "Memorandum"), which exhibits are an integral part of the Memorandum and are incorporated therein by reference.

3. AGREEMENT NOT TO SELL. I hereby agree not to sell, hypothecate or otherwise dispose of the


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Shares unless the Shares have been registered under the Act and all applicable state securities laws or, in the opinion of counsel for the Company, an exemption from the registration requirements of the Act and all applicable state securities laws is available.

4.  ACKNOWLEDGMENTS.  I hereby acknowledge and understand that:

(i) The Company will rely upon the information set forth herein in determining whether I am an accredited investor.
(ii) An investment in the Shares is highly speculative in nature, involves a high degree of risk, and I assume a substantial risk of the loss of my entire investment in the Company.
(iii) The Company has determined that the exemptions from the registration provisions of the Act and applicable state securities laws, which are based upon non-public offerings, are applicable to the offer and sale of the Shares, based, in part, upon the representations, warranties and agreements made by me herein.
(iv) This subscription may be accepted or rejected in whole or in part in the sole and absolute discretion of the Company, for any or no reason.
         The Company shall have no obligation hereunder until the Company shall execute and deliver to me a duly executed copy of this Subscription
         Agreement.
(v) Neither the Securities and Exchange Commission nor any state securities commission has approved the securities offered in this Private
         Placement or passed upon or endorsed the merits of this Private
         Placement or confirmed the accuracy or determined the adequacy of the Memorandum. The Memorandum has not been reviewed by any federal, state or other regulatory authority.
(vi) The Company has made available to me at a reasonable time prior to my investment the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and to obtain any additional information regarding the Company which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the information set forth in the Memorandum. I understand that all documents, records and books pertaining to this investment have been made available for inspection by me, and that the books and records of the Company will be available, upon reasonable notice, for inspection by shareholders during reasonable business hours at the Company's principal place of business.
(vii) None of the Shares have been registered under the Act or any state securities laws and thus I must bear the economic risk of the investment indefinitely because none of the Shares may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Act and all applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the Shares to the effect that they have not been registered under the Act and appropriate notations thereof will be made in the Company's stock books.
(viii) Any transferee of my Shares may be required by the Company to fulfill the investor suitability standards applied to me.


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5.  REPRESENTATIONS AND WARRANTIES.  I hereby represent and warrant that:

(i) I am acquiring the Shares solely for my own account for investment and not with a view to resale or distribution.
(ii) I have adequate means, over and above the amount of my investment in the Company, for providing for my current needs and possible contingencies and have no need for liquidity of this investment. My total commitment to investments which are not readily marketable is not disproportionate to my net worth and will not become disproportionate as a result of my investment in the Company.
(iii) I have not been furnished with any other materials or literature relating to the offer and sale of the Shares except the Memorandum. I am unaware of, and in no way relying on, any form of general solicitation or general advertising in connection with the offer and sale of the Shares.
(iv) I have carefully read the Memorandum. The Company has made available to me all documents that I have requested relating to the Company and has provided answers to all of my questions concerning the Private
         Placement. In addition, I have had the opportunity to discuss this investment with representatives of the Company and to ask questions of them, and answers have been provided to my satisfaction. In evaluating the suitability of an investment in the Company, I have not relied upon any representations or other information (whether oral or written) other than as set forth in the Memorandum or as contained in any documents or answers to questions so furnished by me to the Company. No oral representations have been made or oral information furnished to me in connection with the offering of the Shares which were in any way inconsistent with the Memorandum. I have sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of this investment in the Shares.
(v) I recognize that investment in the Company involves a high degree of risk, and I have taken full cognizance of and understand all of the risk factors related to the purchase of the Shares, including, but not limited to, those set forth in the Memorandum.
(vi) I have taken no action which would give rise to any claim by any person for brokerage commissions, finders fees or the like relating to this Subscription Agreement or the transactions contemplated hereby.
(vii) If this Subscription Agreement is executed by a corporation, partnership, association, joint stock company, trust, unincorporated organization or other entity, (a) such entity was not formed for the specific purpose of acquiring the Shares, (b) such entity is validly existing under the laws of the state of its organization, and (c) the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents.
(viii) I meet at least one of the suitability standards for an accredited investor, as set forth in the section headed "Investor Certification" on page 10 hereof.
(ix) The issuance of the Shares to the Subscriber, to the extent such issuance is governed by laws of a country other than the United States, does not require any filing, registration or other action by the Company in accordance with the local laws and customary practices and documentation of such country.


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The foregoing representations and warranties and all other information which I have provided to the Company concerning myself and my financial condition are true and accurate as of the date hereof and shall be true and accurate as of the date of notice by the Company of the acceptance of my subscription. If in any respect such representations, warranties or information shall not be true and accurate at any time prior to date of notice by the Company of the acceptance of my subscription, I will immediately give written notice of such fact to the Company, specifying which representations, warranties or information are not true and accurate and the reasons therefor.

I hereby acknowledge that I understand the meaning and legal consequences of my representations and warranties contained in Paragraph 5 of this Agreement, and I hereby agree to indemnify and hold harmless the Company, and its respective officers, directors, employees and agents from and against all loss, damage or liability due to or arising out of a breach of any of my representations, warranties or agreements contained in this Agreement.

     6. PIGGYBACK REGISTRATION RIGHTS. (a) PIGGYBACK REGISTRATION. If the
Company, at any time during the two (2) years following the effective date of the Company's underwritten initial public offering of its common stock, proposes for any reason to register any shares of its common stock (the "PRIMARY SHARES") under the Act (other than on Form S-4 or Form S-8 promulgated under the Act or any successor forms thereto), then it shall promptly give written notice
(describing such Primary Shares and specifying the form and manner and the other relevant facts involved in such proposed registration (including, without limitation, the price (net of any underwriting commissions, discounts and the like) at which such Primary Shares are reasonably expected to be sold)) to the Subscriber of its intention to so register such Primary Shares and, upon the written request, delivered within fifteen (15) days after the date of delivery of any such notice by the Company, of the Subscriber to include in such registration shares of common stock issuable upon conversion of the Shares (the
"Registrable Securities") (which request shall specify the number of Registrable
Securities proposed to be included in such registration), the Company shall use its commercially reasonable efforts to cause all such Registrable Securities to be included in such registration using the same underwriter or underwriters on the same terms and conditions as the Primary Shares being sold in such registration; PROVIDED, HOWEVER, that if the managing underwriter advises the Company that in their opinion the inclusion of all Registrable Securities proposed to be included in such registration would interfere with or adversely affect the successful marketing (including pricing) of either the Primary Shares proposed to be registered by the Company or any shares proposed to be registered by any stockholder of the Company, then the number of Primary Shares and Registrable Securities proposed to be included in such registration shall be included in the following order: (i) FIRST, the Primary Shares; (ii) SECOND, to the extent, if any, that the managing underwriter advises would not interfere with or adversely affect the marketing (including pricing) of the Primary Shares proposed to be registered by the Company, the Registrable Securities proposed to be sold by the Subscriber and shares proposed to be sold by any other stockholders of the Company, in each case, PRO RATA among them based upon the number of Registrable Securities (or other shares) requested by such Subscriber or other selling stockholder to be included in such registration.
Notwithstanding anything in this Agreement to the contrary, the Company will not include Registrable Securities in any registration statement filed by the Company hereunder if in the opinion of counsel to the Company the sale of the


                                       4
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Registrable Securities in the manner contemplated by the holders of such
Registrable Securities may be effected without registration regardless of the identity or status of the buyer(s) of such Registrable Securities. Also, the
Company will not include Registrable Securities in any registration statement filed by the Company hereunder to cover Registrable Securities that are already registered pursuant to a previous registration statement that is effective and available for use by the holders of such Registrable Securities to effect sales thereof at such time. Nothing in this Section 6(a) shall be construed as limiting the Company's ability to grant registration rights after the date hereof. In the event that the Company grants to any investor or investors registration rights which are more beneficial than those granted to the
Subscriber hereunder, Subscriber shall be entitled to participate in such more beneficial registration rights on a pro rata basis together with such investor or investors.

                  (b) EXPENSES. All underwriting discounts and selling commissions applicable to the Registrable Securities to be sold by the Subscriber shall be borne by the Subscriber, in proportion to the number of Registrable Securities sold by such Subscriber. The Company shall pay all reasonable fees and expenses (including without limitation the reasonable fees and expenses of counsel retained by the Subscriber) in connection with two (2) registrations hereunder.

                  (c)      INDEMNIFICATION.

                           (i)      In connection with any registration of any
Registrable Securities under the Act pursuant to this Agreement, the Company shall indemnify and hold harmless the Subscriber, and its directors and officers, each underwriter, broker or any other person acting on behalf of such selling Subscriber and each other person, if any, who controls any of the foregoing persons within the meaning of the Act, (all of the foregoing, collectively, the "INDEMNIFIED PERSONS") against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof) (including amounts paid in connection with investigative proceedings (commenced or threatened) and amounts paid in settlement of claims, if such settlement is made with the Company's prior written consent, which shall not be unreasonably withheld or delayed), and any legal or other expenses reasonably incurred by any Indemnified
Person in connection with investigating, defending against, or settling any of the foregoing (all of the foregoing, collectively, the "INDEMNIFIABLE LOSSES"), to which any of the Indemnified Persons may become subject under the Act or otherwise, but only insofar as such Indemnifiable Losses arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Registrable Securities were registered under the Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Securities and Exchange Commission
(the "COMMISSION"), any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Company of the Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse such Indemnified Person for any legal or other expenses


                                       5
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reasonably incurred by any of them in connection with investigating, defending against, or settling any such Indemnifiable Losses; PROVIDED, HOWEVER, that the
Company shall not be liable to any Indemnified Person in any such case to the extent that any such Indemnifiable Losses (A) arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Securities in reliance upon and in conformity with written information furnished to the Company by the Subscriber (or its representative)
or underwriter specifically for use in the preparation thereof, or (B) result from the fact that any underwriter sold Registrable Securities to a person or entity to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus, as amended and supplemented (as the case may be).

                           (ii)     In connection with any registration of
Registrable Securities under the Act pursuant to this Agreement, the Subscriber selling Registrable Securities shall indemnify and hold harmless the Company, each director and officer of the Company, each underwriter, broker or other person acting on behalf of such Subscriber, each person who controls any of the foregoing persons within the meaning of the Act, and each other seller of shares under such registration statement and each officer, director, partner and employee of such seller, against any Indemnifiable Losses (in the same manner and to the same extent as set forth in SECTION 6(C)(I)) arising out of or based upon any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Securities, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such underwriter by such Subscriber (or its representatives) specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document.

                           (iii)    Promptly after receipt by an indemnified
party under this Section 6 of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this Section 6, such indemnified party shall deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; provided, however, that an indemnified party shall have the right to retain its own counsel at its own expense (except as specifically provided below). The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section
6 except, if and to the extent that the indemnifying party is actually prejudiced thereby, but in no event shall it relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than pursuant to this Section 6. Any fees and expenses incurred by the indemnified party
(including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within sixty (60) days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is


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not entitled to indemnification hereunder, but in such event such amounts shall be immediately refunded). Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding
(including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties. No indemnifying party shall be liable to an indemnified party for any settlement of any action, proceeding or claim without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

7. PREEMPTIVE RIGHTS. (a) Subject to paragraph (d) and (e) below, prior to issuing any new equity securities or securities convertible into equity securities, the Company shall offer the Subscriber an opportunity to purchase all or part of its pro rata portion of such securities offered on the same terms and conditions as such new securities are otherwise being offered by providing the Subscriber with a notice (the "Offering Notice") setting forth (i) the Subscriber's pro rata portion of such new securities, (ii) the consideration to be paid for such new securities and (iii) all other material terms of such offer. The pro rata portion shall be computed by dividing the number of shares of common stock (including the number of shares of common stock into which any convertible securities may be converted) held by the Subscriber as of the date of the Offering Notice by the total number of shares of common stock and the number of shares of common stock into which any convertible securities then outstanding may be converted. The Subscriber shall keep the terms and existence of the Offering Notice, and of the offering that is the subject of the Offering
Notice, confidential.

                    (b) Within 14 days after receipt of the Offering Notice, the Subscriber shall notify the Company if it wishes to exercise its right to purchase all or part of its pro rata share of such new securities.

                    (c) To the extent that all new shares of common stock referred to in the Offering Notice are not elected to be purchased by the Subscriber as provided in Section 7(b) above, the Company may, during the 180-day period following the expiration of the period provided in Section 7(b) above, offer the remaining unsubscribed portion of such new shares to any person or persons at a price not less than 90% of, and upon terms no more favorable to the offeree than, those specified in the Offering Notice.


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                    (d) The right of first offer in this Section 7 will not be applicable to: (i) the issuance or sale of shares (or options therefor) to employees, consultants or directors of the Company and its Subsidiaries, if any, if approved by the Board; (ii) securities issued pursuant to any rights or agreements, including options and warrants, whether issued before or after the date hereof; (iii) securities issued in connection with any stock split, stock dividend or reclassification by the Company; (iv) any other securities issued in connection with an acquisition by the Company; (v) securities issued in connection with a debt financing; or (vi) securities issued pursuant to a strategic, development, licensing or marketing relationship or venture with a third party.

                    (e) The right of first offer in this Section 7 will terminate (i) upon the effectiveness of a registration statement for an underwritten initial public offering of the Company's common stock, (ii) on the date the Subscriber no longer holds all of the Preferred Stock purchased pursuant to this Subscription Agreement and, if all or part of the Preferred
Stock is converted into common stock of the Company, then all of the shares of common stock received upon such conversion, (iii) if the Company gives the Subscriber a right of first offer pursuant to this Section 7 with respect to new securities of the Company and the Subscriber elects not to exercise its right to purchase all or part of such new securities, then on the date the Company sells such new securities pursuant to Section 7(c) hereof, and (iv) if the Company gives the Subscriber a right of first offer pursuant to this Section 7 with respect to new securities of the Company and the Subscriber does not respond to the Offering Notice within 14 days of receipt of the Offering Notice, then on the date that is 14 days after the date the Subscriber received the Offering
Notice.

8. BOARD OF DIRECTORS.

         (a) The Company agrees that, (A) the Company shall use commercially reasonable efforts to cause to be elected to the Board of Directors or appointed to the Board at the first meeting of the Board of Directors following the date of this Subscription Agreement, one (1) director designated by the Subscriber; and (B) thereafter for so long as the Subscriber shall hold all of the Preferred Stock purchased pursuant to this Subscription Agreement and, if all or part of the Preferred Stock is converted into common stock of the Company, then all of the shares of common stock received upon such conversion, at each annual meeting of the shareholders of the Company, and at each special meeting of the shareholders of the Company called for the purpose of electing directors of the Company, and at any time at which shareholders of the Company shall have the right to, or shall, vote for directors of the Company, then, in each such event, the Company shall nominate for election to the Board of Directors one (1) director designated by the Subscriber. The parties hereto agree that the Subscriber's designated director shall initially be Mr. Pascal
Moura. Any subsequent individual designated by the Subscriber shall be subject to Board review and approval.

         (b) In the event an investor or group (as such term is used in regulation 13D-G of the Securities Exchange Act of 1934, as amended) of investors invest in a subsequent round or rounds of financing an amount greater than the aggregate investment in the Company made by


                                       8
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the Subscriber and such investor or group of investors requests representation on the Board of Directors, then the director designated by the Subscriber and serving on the Board of Directors shall promptly resign, the rights granted to the Subscriber in Section 8(a) hereof shall terminate and the Subscriber shall have the right to have one person attend all meetings of the Company's Board of
Directors as an observer. The Company shall provide such observer with all information provided to its Board of Directors, provided such person agrees: (A)
to keep such information confidential and return same to the Company upon the request of the Company; (B) to be subject to the same insider trading policies and restrictions as members of the Board of Directors; and (C) that such person shall have no right to vote on any matter that comes before the Company's Board of Directors.

9. BLUE SKY QUALIFICATION. My right to purchase Shares under this Subscription
Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Shares from applicable federal and state securities or blue sky laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in said jurisdiction.

10. BINDING ON HEIRS, ETC. This Subscription Agreement shall be binding upon my heirs, estate, legal representatives, successors, and assigns.

11. ASSIGNMENT. Neither this Subscription Agreement, nor the rights hereunder, may be transferred or assigned by me.

12. EXECUTION AUTHORIZED. If this letter is executed on behalf of a corporation, partnership, trust or other entity, the undersigned has been duly authorized to execute this Subscription Agreement, and all other instruments in connection with the purchase of the Shares, and the signature of the undersigned is binding upon such corporation, partnership, trust or other entity.

13. USE OF PRONOUNS. All pronouns and variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

14. GOVERNING LAW. This Subscription Agreement shall be deemed to be made a contract made under the laws of the Commonwealth of Pennsylvania and for all purposes shall be construed in accordance with the internal laws of such state without regard to conflicts of laws principles.


                                       9
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INVESTOR CERTIFICATION. I am an accredited investor because (CHECK ONE OR MORE
BOXES):

[   ]    I am a natural person and I have a net worth, or my spouse and I have a joint net worth, of at least $1,000,000. Net worth means the excess of total assets at fair market value, including home and personal property, over total liabilities.

[   ]    I am a natural person and I have had individual income in excess of
         $200,000, or joint income with my spouse in excess of $300,000, during each of the last two years and I reasonably anticipate reaching the same income level in the current year. Income means adjusted gross income plus any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh plan, alimony payments and amounts by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

[   ]    I am a director or an executive officer of the Company.

[   ]    The undersigned is an institutional investor that satisfies the requirements of Section 501(a)(1),(2), or (3) of Regulation D
         promulgated under the Act ("Regulation D").

[ X ] The undersigned is a corporation, partnership or a business trust that satisfies the requirements of Section 501(a)(3) of Regulation D.

[   ]    The undersigned is a trust not meeting the requirements of Section
         501(a)(3) of Regulation D that satisfies the requirements of Section
         501(a)(7) of Regulation D.


[   ]    The undersigned is an entity in which all of the equity owners are accredited investors.

TYPE OF OWNERSHIP. I hereby subscribe for the following type of ownership (CHECK
ONE BOX ONLY):

[   ]    Individual.

[   ]    Joint tenants with right of survivorship.

[   ]    Tenants in common.

[   ]    Community property.

[   ]    Partnership.

[ X ]    Corporation.

[   ]    Trust.  The undersigned is custodian, trustee or agent for (INSERT
         NAME OF TRUST):

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                                       11

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IN WITNESS WHEREOF, I have caused this Subscription Agreement to be duly executed this ___30th___ day of _________AUGUST_________, 2000.

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
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SUBSCRIBER                                                  CO-SUBSCRIBER
EQUITY FOR LIFE (BAHAMAS)                                  (COMPLETE IF SHARES ARE TO BE JOINTLY OWNED)
---------------------------------------------------------------------------------------------------------------------

/s/ Lindsay Leggal-Smith /s/ Pirjo Saurin
-----------------------------------------                   ----------------------------------------
Signature of Subscriber                                     Signature of Co-Subscriber
---------------------------------------------------------------------------------------------------------------------

PRINT OR TYPE THE FOLLOWING INFORMATION:                    PRINT OR TYPE THE FOLLOWING INFORMATION:

----------------------------------------                    ----------------------------------------
Name of Subscriber                                          Name of Co-Subscriber

----------------------------------------                    ----------------------------------------
Title, IF APPLICABLE                                        Title, IF APPLICABLE

----------------------------------------                    ----------------------------------------
Company Name, IF APPLICABLE                                 Company Name, IF APPLICABLE

equity for life (Bahamas)
----------------------------------------                    ----------------------------------------
BUSINESS Street Address                                     BUSINESS Street Address

----------------------------------------                    ----------------------------------------
City or Town                                                City or Town

---------------      --------------------                   ---------------      --------------------
State    Zip         Telephone number                       State    Zip         Telephone number


----------------------------------------                    ----------------------------------------
RESIDENCE Street Address                                    RESIDENCE Street Address

----------------------------------------                    ----------------------------------------
City or Town                                                City or Town

----------------      --------------------                  ----------------      --------------------
State    Zip          Telephone number                      State    Zip          Telephone number
---------------------------------------------------------------------------------------------------------------------


----------------------------------------                    ----------------------------------------
Social security number or taxpayer ID                       Social security number or taxpayer ID
---------------------------------------------------------------------------------------------------------------------

The undersigned hereby acknowledges acceptance of the above-described subscription:

PROTARGA, INC.        (DO NOT SIGN - FOR USE ONLY BY PROTARGA)

By: /s/ Robert Dickey IV                   Date:  AUGUST 30, 2000
     ---------------------------                -------------------------------

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